UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 28, 2021

Date of Report (Date of earliest event reported)

Trident Acquisitions Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38508	81-1996183
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Liberty Plaza, 165 Broadway, 23rd Floor New York, NY	10005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 229-7549

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of common stock and one Warrant to acquire one share of common stock	TDACU	NASDAQ Capital Market
Common stock, $0.001 par value per share	TDAC	NASDAQ Capital Market
Warrants	TDACW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submissions of Matters to a Vote of Security Holders.

As previously reported, on February 21, 2021, Trident Acquisitions Corp. (the “Company” or “TDAC”) entered into a business combination agreement (the “Business Combination Agreement”) with Trident Merger Sub II Corp. (“Merger Sub”) and AutoLotto, Inc. (“Lottery.com”). The transactions contemplated by the Business Combination Agreement are sometimes referred to herein as the “Business Combination.”

On October 28, 2021 at 10:00 a.m., Eastern standard time, the Company held a special virtual meeting of its stockholders (the “Special Meeting”) at which the stockholders voted on the following proposals, as set forth below, each of which is described in detail in the definitive proxy statement/prospectus (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on October 18, 2021, which was first mailed by the Company to its stockholders on October 18, 2021.

As of October 13, 2021, the record date for the Special Meeting, there were 11,967,605 shares of common stock issued and outstanding and entitled to vote. There were 8,066,748 shares of common stock represented by proxy at the Special Meeting. The final voting results for each proposal submitted to the stockholders of the Company at the Special Meeting are included below.

Each of the proposals described below was approved by the Company’s stockholders. As of the end of the redemption period, public stockholders have requested the redemption of 20,955 shares of common stock.

PROPOSAL 1 - The Business Combination Proposal:

To approve and adopt the Business Combination Agreement, dated as of February 21, 2021, pursuant to which the Company will engage in the Business Combination with Lottery.com.

For	Against	Abstain
8,065,271	977	500

PROPOSAL 2 - The Charter Proposal:

To approve and adopt, subject to and conditional on (but with immediate effect therefrom) the approval of the Business Combination Proposal, the Nasdaq Proposal and the Equity Plan Proposal and the consummation of the Business Combination, the replace the Company’s current Amended and Restated Certificate of Incorporation (the “Current Charter”) with the proposed Amended and Restated Certificate of Incorporation in the form attached to the Proxy Statement (the “Proposed Charter”).

For	Against	Abstain
7,305,710	760,190	848

PROPOSAL 3 – The Advisory Charter Proposals:

To approve and adopt, on a non-binding advisory basis, certain differences between the Current Charter and the Proposed Charter, which are being presented in accordance with the requirements of the U.S. Securities and Exchange Commission as eight separate sub-proposals. Each of the sub-proposals received the following votes:

Proposal 3A: To approve the change of the Company’s name to “Lottery.com Inc.” and remove certain provisions related to its status as a special purpose acquisition company.

For	Against	Abstain
8,062,921	2,857	970

Proposal 3B: To increase the amount of authorized shares of common stock from 100,000,000 shares to 500,000,000 shares.

For	Against	Abstain
7,204,588	851,431	10,729

Proposal 3C: To increase the amount of authorized shares of preferred stock from 1,000 shares to 1,000,000 shares.

For	Against	Abstain
7,206,368	852,111	8,269

Proposal 3D: To approve the prohibition of stockholders acting by written consent.

For	Against	Abstain
7,266,440	783,554	16,754

Proposal 3E: To provide that special meetings of stockholders of the combined company may be called at any time only by or at the direction of the Board, the chairperson of the Board or the Chief Executive Officer.

For	Against	Abstain
7,286,850	770,367	9,531

Proposal 3F: To approve provisions permitting stockholders to remove a director from office only for cause.

For	Against	Abstain
7,289,867	771,468	5,413

Proposal 3G: To approve provisions requiring the vote of at least two-thirds of the voting power of the outstanding shares of capital stock, rather than a simple majority to amend or repeal certain provisions of the Proposed Charter.

For	Against	Abstain
7,283,872	778,446	4,430

Proposal 3H: To approve provisions requiring the vote of at least two-thirds of the voting power of the outstanding shares of capital stock, rather than a simple majority, to amend or repeal the combined company’s proposed bylaws.

For	Against	Abstain
7,284,692	778,132	3,924

Proposal 3I: To approve provisions providing that common stock or any other equity securities of the combined company, or securities exchangeable or exercisable for, or convertible into, such other equity securities of the combined company, owned or controlled by any stockholder who is a Disqualified Holder (as defined in the proposed Charter) or such person’s affiliate will be subject to redemption by the combined company on the terms and conditions set forth in the Proposed Charter.

For	Against	Abstain
8,052,459	4,795	9,494

PROPOSAL 4 – The NASDAQ Proposal:

To approve, for purposes of complying with applicable listing rules of the Nasdaq Stock Market, LLC, the issuance of more than 20% of the current total issued and outstanding common stock of the Company in connection with the consummation of the Business Combination.

For	Against	Abstain
8,050,564	10,689	5,495

PROPOSAL 5 - The Director Election Proposal:

To approve the election of six directors effective upon consummation of the Business Combination.

Each of the director nominees received the following votes:

Director Nominee	Class	For	Withhold
Steven Cohen	I	8,060,958	5,790
Joseph Kaminkow	I	8,061,677	5,071
Matthew Clemenson	II	8,061,583	5,165
Richard Kivel	II	8,061,503	5,245
Tony DiMatteo	III	8,061,602	5,146
Lisa Borders	III	8,061,802	4,946

PROPOSAL 6 – The Equity Plan Proposal:

To approve the Trident Acquisitions Corp. 2021 Incentive Plan to be effective after consummation of the Business Combination.

For	Against	Abstain
7,288,258	770,749	7,741

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2021

TRIDENT ACQUISITIONS CORP.

By:	/s/ Vadim Komissarov
Name:	Vadim Komissarov
Title:	President

4